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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration statement on Form S-3 (No. 333-85808), the Registration Statement on Form S-3 (No. 333-130978), the Registration statement on Form S-8 (No. 333-75792), and the Registration statement on Form S-8 (No. 333-75788) of Precis, Inc. of our report dated March 24, 2006, relating to the consolidated financial statements which appear in this Form 10-K.

/s/ HEIN & Associates LLP

Dallas, Texas
March 30, 2006

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM